STATE STREET INSTITUTIONAL INVESTMENT TRUST

State Street Target Retirement 2040 Fund

Class I (SSCNX)

Class K (SSCQX)

Supplement dated October 16, 2020 to the Prospectus and Summary Prospectus, each dated April 30, 2020, as may be revised and/or supplemented from time to time

•	Effective immediately, the “Average Annual Total Returns” table in the “Performance” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns (for periods ended 12/31/19)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Since Inception	Inception Date
Class I				9/30/2014
Return Before Taxes	24.64%	8.18%	8.22%
Return After Taxes on Distributions	22.73%	7.22%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares	15.70%	6.25%	6.26%
Class K	24.66%	8.18%	8.24%	9/30/2014
State Street Target Retirement 2040 Composite Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	24.79%	8.31%	8.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	12.13%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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